Exhibit 10.2
SECURITY AGREEMENT

This Security Agreement (this “Agreement”) dated as of the 12th day of November, 2007 (the “Effective Date”), is made by United Development Funding X, L.P., a Delaware limited partnership (“Borrower” or the “Debtor”), in favor of United Development Funding III, L.P., a Delaware limited partnership (“Lender”).

R E C I T A L S:

A.           Lender has committed to loan up to U.S. SEVENTY MILLION and NO/100 Dollars ($70,000,000.00) (the “Loan”) to Borrower pursuant to the terms and conditions of that certain Secured Line of Credit Promissory Note (the “Note”) executed by Borrower and payable to the order of Lender dated the Effective Date, the proceeds of which shall be used by Borrower for business purposes.

B.           It is a condition precedent to Lender’s willingness to accept the Note and advance funds to Borrower thereunder that Debtor enter into this Agreement with Lender, pursuant to which Debtor grants Lender a security interest in and lien on all of its assets, and Debtor is willing to enter into this Agreement and agree to be bound by its terms and conditions.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Lender to accept the Note and advance funds to Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Debtor covenants and agrees with Lender as follows:

1.           Definitions.  All capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Note.  Notwithstanding the foregoing sentence, terms used in Article 9 of the Uniform Commercial Code (the “Code”) in the State of Texas, when used in this Agreement, have the definitions given to such terms as therein defined.

2.           Grant of Security Interest.  Debtor hereby assigns, pledges and grants to Lender for its benefit, a continuing security interest in all of Debtor’s right, title and interest in and to all of its assets, whether now owned or hereafter acquired, and including, without limitation, all full and partial interests in the following (collectively, the “Collateral”):

(a)           all promissory notes payable to the order of Borrower issued by clients of Borrower (“Client Notes”) and all mortgages, deeds of trust to secure debt and deeds of trust on real or personal property, and contracts for deed and/or installment contracts, and all full or partial interests therein, and all related loan documents, guarantees, security agreements, leases, pledge agreements, assignments of interests, assignments of proceeds, assignments of securities, and all title policies, insurance policies, and security interests related to any of the foregoing and the rights to receive payment thereon and other agreements and property which secure or relate to any receivable or other asset (all such interests and documents evidencing such interests are referred to herein collectively as the “Client Loan Documents”);

(b)           all accounts receivable, receivables, rights to payment, promissory notes, and all guarantees, security agreements, insurance policies, and security interests and the rights to receive payment thereon, including, without limitation, all rights to payment under the Client Notes and the Client Loan  Documents;

(c)           all cash on hand, including, without limitation, cash held in bank accounts, brokerage accounts, certificates of deposit, and other depositories, all accounts receivable owing by any person or entity, including all such amounts due thereunder, and all security for payment thereof, and in and to all the proceeds, monies, income, instruments, securities, accounts, benefit, collections, tax refunds, insurance proceeds, and products thereof and thereon and attributable or accruing thereto;

(d)           all equipment, inventory, materials, computer software and records, goods, and other personal property, and all documents and receipts covering such property, and all licenses and permits used or held for use in connection with such property;

(e)           all patents, trademarks, service marks, copyrights, licenses, and all other intellectual property (collectively, the “Intellectual Property”), and all agreements and contracts regarding the use and exploitation of any of the Intellectual Property and applications therefor;

(f)           all contract rights and other general intangibles, including, without limitation, all contract and other rights to receive proceeds and reimbursements, and all license agreements;

(g)           all interests in all subsidiaries, and all capital stock, equity interests, partnership interests, and membership interests and all warrants, options and other rights to purchase any such capital stock, equity interests, partnership interests, and membership interests, in any corporation, partnership, limited liability company or other entity;

(h)           all books and records (including electronic records, computer disks, tapes, printouts and other storage media) relating to any of the foregoing; and

(i)           any and all products and proceeds of the foregoing (including, but not limited to, any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

Debtor shall be deemed to have possession of any of the Collateral in transit to it or set apart for it or for any of its agents, affiliates or correspondents.

3.           Security for Obligations.  This Agreement and the security interest created and evidenced hereby secures the following obligations and liabilities (all such obligations and liabilities are referred to herein as the “Obligations”):

(a)           the prompt and complete payment, observance and performance of all duties, liabilities, obligations and indebtedness of Borrower arising under the Note and the other Loan Documents;

(b)           all costs reasonably incurred by Lender to obtain, preserve, perfect and enforce the security interest evidenced hereby and by the other Loan Documents and to maintain, preserve and collect the Collateral, and all taxes, assessments, insurance premiums, repairs, reasonable attorneys’ fees and legal expenses, rent, storage charges, advertising costs, brokerage fees and expenses of sale; and

(c)           and all modifications, extensions, renewals, replacements, and increases of each of the foregoing described in clauses (a) through (b), or any part thereof.

4.           Debtor Remains Liable.  Notwithstanding anything to the contrary contained in this Agreement: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral and obligated to perform all duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights hereunder shall not release Debtor from any duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of either Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5.           Representations and Warranties.  Debtor represents and warrants as follows:

(a)           Debtor owns the Collateral free and clear of any lien, security interest, charge or encumbrance of any kind whatsoever (collectively, “Liens”) except for (i) the security interest created hereby in favor of Lender, (ii) Liens in favor of any person or entity that Lender has agreed in writing shall have priority over the Collateral (the “Senior Liens”), (iii) Liens approved by Lender pursuant to a written consent or agreement executed by Lender, (iv) Liens explicitly permitted by the Loan Documents, and (v) Liens for taxes not yet due and payable (collectively, the Liens described in clauses (i) through (v) above are referred to herein as the “Permitted Liens”).  A schedule of the Senior Liens shall be attached hereto as Schedule 1.  No effective financing statement, continuation statement or amendment thereto promulgated under the Uniform Commercial Code of any state (collectively, “Financing Statements”) or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender or in favor of the holder(s) of the Permitted Liens.  The validity of the Collateral in whole or in part, and Debtor’s title thereto is not currently being questioned in any litigation or regulatory proceeding to which either Debtor is a party, nor is any such litigation or proceeding threatened.

(b)           This Agreement creates and evidences a valid and perfected security interest in the Collateral, securing the payment of the Obligations, second in priority only to any Senior Liens, and all filings and other actions of either Debtor necessary or desirable to perfect and protect such security interest have been, or will be upon request, duly taken by Debtor.

(c)           No authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required, either (i) for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder (other than the filing of Financing Statements by Lender).

(d)           Debtor’s principal place of business is at the address for Borrower set forth in Section 1 of the Note (the “Principal Place of Business”).  All Collateral and books of account and records relating to the Collateral are located at Debtor’ Principal Place of Business.

6.           Covenants and Further Assurances.

(a)           Debtor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Debtor will, subject to the priority rights, if any, of the holders of the Senior Liens:  (i) mark conspicuously each document included in the Collateral and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Lender, indicating that such document or Collateral is subject to the security interest granted hereby; (ii) transfer, register or otherwise put any of the Collateral in the name of Lender or its nominee; and (iii) execute and file such Financing Statements, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

(b)           Debtor hereby authorizes Lender to file one or more Financing Statements relative to all or any part of the Collateral without the signature of Debtor where permitted by law.  A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.  Debtor acknowledges and agrees that any Financing Statement filed by or on behalf of Lender against Debtor, whether such filing is or was made prior to or after the date of this Agreement, is hereby deemed to include the security interest granted by this Agreement, regardless of whether such Financing Statement is or was filed in connection with the Loan or some other indebtedness owed to Lender.

(c)           Debtor will take all actions and pay all costs to keep and maintain the validity, enforceability, security, priority and collectibility of the Client Notes and the Client Loan Documents and will pay all other amounts which may be necessary or desirable to preserve, maintain and protect Lender's interest in the Client Notes and the Client Loan Documents.

(d)           Debtor shall at all times maintain the Collateral and its books of account and records relating to the Collateral at its Principal Place of Business, and shall not relocate such books of account and records and Collateral unless it delivers to Lender, prior written notice of such relocation and the new location thereof (which must be within the United States).  Debtor will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

(e)           Promptly, but in any event, within three (3) business days following the closing of any Client Note, Borrower agrees to execute and deliver to Lender, for each such Client Note, (i) an allonge duly endorsing the Client Note to Lender, in the form attached to this Agreement as Exhibit “A”, together with the original Client Note, which shall be held by Lender for so long as the Note is outstanding or Lender has any obligation to Borrower thereunder, and (ii) a Collateral Assignment of Note and Liens, assigning the Client Notes and the related Client Loan Documents to Lender, in the form attached to this Agreement as Exhibit “B”.

7.           Insurance.

(a)           Debtor shall, at Debtor’s own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Lender from time to time.  Debtor shall ensure that the Collateral and the real properties securing the Client Notes and the Client Loan Documents are, and remain, insured against loss by fire and other casualty.  Each policy for property damage insurance shall provide for all losses to be paid to Lender as holder of the security interest created hereby, subject to the priority rights, if any, of the holders of the Senior Liens.  Each such policy shall in addition (i) contain the agreement (if available) by the insurer that any loss thereunder shall be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Debtor, subject to the priority rights, if any, of the holders of the Senior Liens, (ii) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto, and (iii) provide that at least ten (10) days prior written notice of cancellation or of lapse shall be given to Lender by the insurer.  Debtor shall, if so requested by Lender, deliver to Lender original or duplicate policies of such insurance and, as often as Lender may reasonably request, a report of a reputable insurance broker selected by Debtor with respect to such insurance.  Further, Debtor shall, at the request of Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the foregoing requirements and cause the respective insurers to acknowledge notice of such assignment.

(b)           Reimbursement under any liability insurance maintained by Debtor may be paid directly to the person who shall have incurred liability covered by such insurance.  All insurance payments to Lender in respect of Collateral shall be applied by Lender to reduce the indebtedness evidenced by the Note.

8.           Transfers and Other Liens.  Debtor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, other than the sale or assignment of Client Notes and Client Loan Documents in the ordinary course of business if (i) Lender has provided its prior written consent to such sale or assignment, or (ii) the proceeds of the sale or assignment are used to pay down the Note.  Debtor shall not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure debt of any person, except for Permitted Liens.

9.           Lender Appointed Attorney-in-Fact.  Debtor hereby irrevocably appoints Lender as its attorney-in-fact, with full authority in the place and stead of Debtor, as applicable, and in the name of Debtor, as applicable, or otherwise, from time to time in Lender's discretion at any time after the occurrence of an Event of Default (as such term is defined in the Note), to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)           to obtain insurance required to be maintained by Debtor and to settle and adjust claims under any insurance policy including, without limitation, any such policy related to a Client Note;

(b)           to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due, under or in respect of any of the Collateral including, without limitation, moneys due and to become due under the Client Notes and the Client Loan  Documents or otherwise;

(c)           to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral including, without limitation, the Client Notes and the Client Loan Documents;

(d)           to commence and prosecute any actions in any court for the purposes of collecting amounts owed to Debtor under the Client Notes and Client Loan Documents, and otherwise, and enforcing any other rights in respect thereof, and to defend, settle or compromise any action brought and, in connection therewith, and to give such discharge or release as Lender may deem appropriate;

(e)           to receive, open and dispose of mail addressed to Debtor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment made on account of or funds paid on behalf of and in the name of Debtor including, without limitation, payment of Client Notes;

(f)           sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes;

(g)           to execute Financing Statements or any other documents or writing deemed necessary by Lender to evidence or perfect Lender's  security interest in the Collateral including, without limitation, the Client Notes and the Client Loan Documents; provided that Lender agrees to furnish copies of any document executed hereunder to Debtor;

(h)           to enter on the premises of Debtor in order to exercise any of Lender's rights and remedies;

(i)           to receive, endorse, and collect any drafts or other instruments, documents, assignments, and chattel paper; and

(j)           to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral.

The foregoing appointment of Lender as attorney-in-fact is coupled with an interest and is irrevocable.

10.           Rights Prior to Event of Default; Termination.

(a)           Rights Prior to Event of Default.  So long as no Event of Default shall have occurred and be continuing, Debtor shall be entitled to exercise any and all rights and powers relating or pertaining to the Collateral for any purpose not inconsistent with the terms of this Agreement.

(b)           Termination of Rights. Debtor understands and agrees that during any period when an Event of Default shall have occurred and be continuing, and after Lender has given written notice to Debtor that Lender has exercised its rights hereunder, all rights of Debtor to exercise power with respect to the Collateral, which Debtor was previously entitled to exercise shall cease and all such rights shall become vested in Lender, which shall have the sole and exclusive right and authority to exercise such power immediately upon such written notice.  All amounts, if any, representing principal prepayment or payoffs and all amounts, if any, collected by Debtor after the occurrence of any Event of Default represents trust funds which are assigned and belong to Lender and which are to be immediately delivered to Lender, and any retention of such funds by Lender before and after the occurrence of an Event of Default shall be deemed to be a conversion of Lender's property, ipsofacto.  Further, Lender shall have the right, during the continuance of any Event of Default, to notify and direct the obligors on the Client Notes to make all payments in respect thereof directly to Lender.  The obligor making any payment to Lender under this Agreement shall be fully protected in relying on the written statement of Lender that it then holds a security interest which entitles Lender to receive such payments.  Any and all money and other property paid over to or received by Lender pursuant to the provisions hereof shall be retained by Lender as additional Collateral under this Agreement.

11.           Lender May Perform.  If Debtor fails to perform any covenant or agreement contained in this Agreement, Lender may itself perform, or cause performance of, such covenant or agreement, and the expenses of Lender incurred in connection therewith shall be payable by Debtor and/or payable under the Note as a Discretionary Advance.

12.           Events of Default.  Each of the following events constitutes an Event of Default (herein so called) under this Agreement:

(a)           Borrower fails to timely pay any amount due and owing it under the Note when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise; or

(b)           Any “Default”, “default”, “Event of Default” or “event of default” occurs under any Loan Document that defines any such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document; or

(c)           the entry of a decree or order for relief by a court having jurisdiction in respect of Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, which is not vacated or dismissed within thirty (30) days, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower for any substantial part of Borrower’s property, or ordering the winding up or liquidation of such person's affairs; or

(d)           the commencement by Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment to or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower for any substantial part of its property, or the making by Borrower of any assignment for the benefit of creditors, or the admission by Borrower in writing of Borrower’s inability to pay its debts generally as they become due; or

(e)           the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Collateral in a proceeding brought against or initiated by Borrower.

Upon the occurrence of an Event of Default described in subsection (c), (d) or (e) of this Section 12, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower.  During the continuance of any other Event of Default, Lender at any time and from time to time may, without notice to Borrower, declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower.

13.           Remedies.  If any Event of Default shall occur and be continuing, subject to the priority rights, if any, of the holders of the Senior Liens, Lender may protect and enforce its rights under this Agreement and the other Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Lender may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have.  All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity.  Lender's authority and rights shall include, without limitation, the following:

(a)           Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may (i) require  Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to it, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable.  Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) business days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as Collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect, subject to any mandatory provisions of this Agreement or applicable law.  Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus.

14.           Lender's Duties.  The powers conferred on Lender under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or  any other rights pertaining to any Collateral.

15.           No Impairment.  The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and further additional security to be considered as cumulative security.  Any of the Collateral for, or any obligor on, any of the Obligations may be released without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full.  This Agreement shall not be construed as relieving Debtor from full recourse liability on the Obligations and any and all further and other indebtedness secured hereby and for any deficiency thereon.

16.           Indemnity and Expenses.

(a)            Debtor agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

(b)           Debtor agrees that it will, upon demand, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of Lender’s counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder, or (iv) the failure by Debtor to perform or observe any of the provisions hereof.

17.           Security Interest Absolute.  All rights of Lender and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, irrespective of:

(a)           any lack of validity or enforceability of the Note or any other Loan Document or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note or any other Loan Document;

(c)           any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor, or a third party holder of a security interest.

18.           Notice.  Any notice, request, demand or other communication required or permitted hereunder, will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, delivered personally by hand, or delivered by nationally recognized overnight delivery service addressed at the addresses provided in the Note for purposes of notice or with respect to any party, to such other address or facsimile number as a party may have delivered to the other parties for purposes of notice pursuant to the provisions of the Note.  Each notice or other communication will be treated as effective and as having been given and received (a) if sent by mail, at the earlier of its receipt or three (3) business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail, (b) if sent by facsimile, upon electronic or written confirmation of facsimile transfer, (c) if delivered personally by hand, upon electronic or written confirmation of delivery from the person delivering such notice or other communication, or (d) if sent by nationally recognized overnight delivery service, upon electronic or written confirmation of delivery from such service.

19.           Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral.  Upon the payment in full of the Obligations and termination of the Note as determined by Lender in its sole discretion, the security interest granted hereby shall terminate.  Upon any such termination, Lender will, at Debtor’s expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

20.           Further Assurances.  Debtor at Debtor’s expense will promptly execute and deliver to Lender on Lender’s request, all such other and further documents, agreements and instruments, and shall deliver all such supplementary information, including, without limitation, with respect to the Client Notes, the Client Loan Documents and the loans made pursuant thereto, and the Collateral, as Lender may request from time to time.

21.           Cumulative Remedies.  Debtor hereby agrees that all rights and remedies that Lender is afforded by reason of the Loan Documents are separate and cumulative with respect to Debtor and otherwise and may be pursued separately, successively, or concurrently, as Lender deems advisable.  In addition, all such rights and remedies of Lender are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.

22.           Enforcement and Waiver by Lender.  Lender shall have the right at all times to enforce the provisions of this Agreement in strict accordance with their respective terms, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times.  The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom or in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

23.    CHOICE OF LAW.  EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS OR REMEDIES IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

24.    JURISDICTION; VENUE.  DEBTOR IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING IN RESPECT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT IN THE DISTRICT COURTS OF TARRANT COUNTY, TEXAS OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, FORT WORTH DIVISION (THE “SPECIFIED COURTS”).  DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE SPECIFIED COURTS.  EACH DEBTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH DEBTOR MAY NOW OR HEREAFTER HAVE THAT THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH SPECIFIED COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND SUCH DEBTOR HEREBY IRREVOCABLY AGREES TO A TRANSFER OF ALL SUCH PROCEEDINGS TO THE SPECIFIED COURTS.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER DEBTOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

25.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of them together shall constitute one and the same agreement.

26.           Severability.  If any provision of this Agreement shall be held invalid under any applicable laws, then all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

27.           Amendments; Waivers.  No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the affected party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  Debtor will not be released from its obligations hereunder, except pursuant to a written instrument executed by Lender.

28.           Binding Effect; Assignment. This Agreement shall be binding on Debtor and its successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Debtor, and shall inure to the benefit of Lender and its successors and assigns.  Debtor shall not be entitled to transfer or assign this Agreement in whole or in part without the prior written consent of Lender. This Agreement is freely assignable and transferable by Lender without the consent of Debtor.  Should the status, composition, structure or name of either Debtor change, this Agreement shall continue and also cover Debtor under the new status composition, structure or name according to the terms of this Agreement.

29.           Captions.  The captions in this Agreement are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

30.           Number or Gender of Words.  Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

31.           WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC.  DEBTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT DEBTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH DEBTOR MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES”, AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE NOTE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

32.           ACKNOWLEDGEMENT AND CONSENT TO PLEDGE.  THIS AGREEMENT IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF, AND PLEDGED AS COLLATERAL TO, PREMIER BANK AND ITS ASSIGNS (“PREMIER”).  BY EXECUTION HEREOF, DEBTOR HEREBY CONSENTS TO SUCH SECURITY INTEREST AND PLEDGE OF THIS AGREEMENT TO PREMIER, AND CONSENTS TO THE ASSIGNMENT OF THIS AGREEMENT TO PREMIER IN ACCORDANCE THEREWITH.

33.           ENTIRE AGREEMENT.  THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS TOGETHER CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND ALL PRIOR DISCUSSIONS, AGREEMENTS AND STATEMENTS, WHETHER ORAL OR WRITTEN, ARE MERGED INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed and delivered on the 12th day of November, 2007, effective for all purposes as of the Effective Date.

DEBTOR:

UNITED DEVELOPMENT FUNDING X, L.P.
a Delaware limited partnership

By:         United Development Funding X, Inc.
Its:         General Partner

By:        /s/ Hollis M. Greenlaw
Name:   Hollis M. Greenlaw
Its:        President and Chief Executive Officer

Signature page to Security Agreement

SCHEDULE 1

SENIOR LIENS

NONE.

EXHIBIT A

ALLONGE

(see attached)

EXHIBIT B

COLLATERAL ASSIGNMENT OF NOTE AND LIENS

(see attached)